                                EXHIBIT (8)(i)(1)

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                    (WANGER)

                             AMENDMENT NO. 1 TO THE
                            PARTICIPATION AGREEMENT
                                     Among
                             WANGER ADVISORS TRUST,
                        LIBERTY FUNDS DISTRIBUTOR, INC.
                                       and
                      TRANSAMERICA LIFE INSURANCE COMPANY

     This Amendment No. 1 is incorporated in and made a part of the Participation Agreement made and entered into as of the 1st day of May, 2002, by and among TRANSAMERICA LIFE INSURANCE COMPANY, (hereinafter the "Company"), an Iowa corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the WANGER ADVISORS TRUST, a business trust organized under the laws of Massachusetts (hereinafter the "Trust") and LIBERTY FUNDS DISTRIBUTOR, INC. (hereinafter the "Underwriter"), a Massachusetts corporation. The Agreement is amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto have caused their duly authorized officers to execute this Agreement as of December 1, 2002:


                                    Company:
                                    TRANSAMERICA LIFE INSURANCE COMPANY
                                    By its authorized officer,

                                    By:      /s/ Larry N. Norman
                                            -----------------------------------
                                            Larry N. Norman

                                    Title:   President


                                    Trust:
                                    WANGER ADVISORS TRUST
                                    By its authorized officer,

                                    By:      /s/ Vincent Pietropaolo
                                            -----------------------------------
                                    Name:    Vincent Pietropaolo
                                            -----------------------------------

                                    Title:   Assistant Secretary
                                            -----------------------------------


                                    Underwriter:
                                    LIBERTY FUNDS DISTRIBUTOR, INC.
                                    By its authorized officer,

                                    By:      /s/ Beth Ann Brown
                                            -----------------------------------
                                    Name:    Beth Ann Brown
                                            -----------------------------------

                                    Title:   SVP, National Accounts
                                            -----------------------------------

                                   SCHEDULE A

             Separate Accounts, Associated Contracts, and Portfolios

---------------------------------------- -------------------------------------- --------------------------------------
   Name of Separate Account and Date                Policies Funded                    Portfolio(s) Available
          Established by the                   by the Separate Accounts                  Under the Policies
           Board of Trustees

---------------------------------------- -------------------------------------- --------------------------------------

         Separate Account VA F                    AV721 101 149 1001                Wanger U.S. Smaller Companies
             May 15, 2000                      Under the Marketing Name
                                                "Premier Asset Builder
                                                   Variable Annuity"

---------------------------------------- -------------------------------------- --------------------------------------

         Separate Account VA P                    AV721 101 149 1001                Wanger U.S. Smaller Companies
           November 26, 2001              Flexible Premium Variable Annuity -
                                              A under the Marketing Name
                                          "Transamerica Opportunity Builder"

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